UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 5, 2006 (May 5, 2006)
Arch Coal, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 994-2700
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     At the annual meeting of stockholders of Arch Coal, Inc. (the “Company”) held on April 27, 2006, the Company’s stockholders approved an amendment to Article Fourth of the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 100,000,000 to 260,000,000. The Company filed the amendment with the Secretary of State of Delaware on May 3, 2006, and the amendment became effective on May 5, 2006.
     A copy of the Company’s Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto and is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
     The following exhibit is attached hereto and filed herewith.

Exhibit
No.	Description
3.1	Restated Certificate of Incorporation of Arch Coal, Inc.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2006	Arch Coal, Inc.

	By:	/s/ Robert G. Jones Robert G. Jones
Vice President – Law, General Counsel and Secretary

Exhibit Index

Exhibit
No.	Description
3.1	Restated Certificate of Incorporation of Arch Coal, Inc.